SECURITIES AND EXCHANGE COMMISSION
                      Washington D.C. 20549

                            FORM 8-K/A
                        (Amendment No. 1)

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): February 15, 2002
     --------------------------------------------------------------------


              LIFESMART NUTRITION TECHNOLOGIES, INC.
              --------------------------------------
      (Exact name of registrant as specified in its charter)


        Utah                       0-22497                   87-0430780
     --------------------------------------------------------------------
     (State of                  (Commission              (I.R.S. Employer
     Incorporation)             File Number)             Identification No.)


      8 East Broadway, Suite 200, Salt Lake City, Utah 84111
    ----------------------------------------------------------
             (Address of principal executive offices)


                          (801) 596-3222
               ------------------------------------
       (Registrant's telephone number, including area code)

                    Upland Energy Corporation
              712 Arrowhead Lane, Murray, Utah 84107
          ---------------------------------------------
  (Former name or former address, if changed since last report)

Purpose of Amendment. The Registrant hereby amends its Current Report on Form 8-K dated February 22, 2002 (as filed on February 27, 2002), to include certain financial statements which are described in Item 7 and which are attached to this report.

Item 1.   Changes in Control of Registrant.
------------------------------------------

On February 15, 2002, Upland Energy Corporation, a Utah corporation (the "Company"), Upland Merger, Co., a Utah corporation ("Merger Co.") and LifeSmart Nutrition, Inc., a Utah corporation, consummated a business combination pursuant to which Merger Co. was merged into LifeSmart Nutrition, Inc., thereby making LifeSmart Nutrition, Inc. a wholly-owned subsidiary of the Company (collectively referred to as the "Reorganization"). The following occurred in connection with the Reorganization: (a) management of the Company resigned and management of LifeSmart Nutrition, Inc. was appointed as the new management of the Company; (b) the name of the Company was changed from Upland Energy Corporation to "LifeSmart Nutrition Technologies, Inc."; (c) shares of the Company's common stock underwent a one (1) for two (2) reverse split effective as of the commencement of business on February 19, 2002; (d) shares of LifeSmart Nutrition, Inc. common stock were converted to post-split shares of the Company's common stock on the basis of seven-tenths of one (0.7) share of the Company's common stock for one (1) share of LifeSmart Nutrition, Inc. common stock; and (e) the Company's common stock symbol on the NASD's Electronic Bulletin Board System has been changed to "LSNU". See "Item 2. -- Acquisition or Disposition of Assets."

Due to the change in the officers and directors of the Company and the issuance of shares of the Company's common stock in order to consummate the Reorganization, a change in control of the Company occurred February 15, 2002.

The following table sets forth certain information with respect to the beneficial ownership of the Company's common stock, by: (a) each person known by the Company to beneficially own more than 5% of the Company's common stock,
(b) each director and/or executive officer of the Company, and (c) all directors and executive officers of the Company, as a group, as of February 19, 2002 (after giving effect to the 1 for 2 reverse stock split of the Company's common stock and the acquisition of LifeSmart Nutrition, Inc., and the percentages are based on approximately 12,448,000 shares of the Company's common stock being issued and outstanding as of February 19, 2002:

                                          Amount and
                                          nature of
Name and address                          beneficial         Percent of
of 5% beneficial owner                    ownership          class
----------------------                    -------------      ---------

Richard W. Hellyer                        2,479,500(1)       18.0%
8 East Broadway, Suite 200
Salt Lake City, Utah 84111

Darald A. Donnell                         2,301,500(2)       17.4%
8 East Broadway, Suite 200
Salt Lake City, Utah 84111

Raymond J. Woolston                       1,000,000(3)        7.4%
8 East Broadway, Suite 200
Salt Lake City, Utah 84111

Agave, Ltd.                               1,050,000(4)        8.2%
11157 Snider Road
Cincinnati, Ohio 45249

Lee Jackson/Rodaric Group,                  729,808(5)        5.8%
 LLC
712 Arrowhead Lane
Murray, Utah 84107

Interpress Technologies                     840,000           6.7%
930 Striker Avenue
Sacramento, California 95834

Executive Officers,
and Directors
--------------

Richard W. Hellyer                        2,479,500(1)       18.0%
Darald A. Donnell                         2,301,500(2)       17.4%
Darren J. Lopez                             444,485(6)        3.5%
Raymond J. Woolston                       1,000,000(3)        7.4%
Melvin O. Warnecke                           32,678           0.3%

----------------------
All Executive Officers                    6,258,163(7)       39.8%
and Directors as a Group
(5 persons)

(1) The shares beneficially owned by Richard W. Hellyer include options to purchase up to 1,300,000 shares exercisable at $0.50 per share.

(2) The shares beneficially owned by Darald A. Donnell include options to purchase up to 800,000 shares exercisable at $0.50 per share.

(3) The shares beneficially owned by Raymond J. Woolston include options to purchase up to 1,000,000 shares exercisable at $0.50 per share.

(4) The shares beneficially owned by Agave, Ltd. include warrants to purchase up to an additional 350,000 shares exercisable at $0.50 per share.

(5) Rodaric Group, LLC is controlled by Lee Jackson. The Rodaric Group, LLC owns 540,522 shares, Mr. Jackson owns an additional 4,286 shares. The Rodaric Group, LLC also has options to purchase 60,000 shares at $0.50 per share; and Mr. Jackson also has warrants to purchase 125,000 shares of common stock at an exercise price of $0.50 per share.

(6) The shares beneficially owned by Darren J. Lopez include options to purchase up to 225,000 shares exercisable at $0.50 per share.

(7) The shares beneficially owned by all of LifeSmart's executive officers and directors, as a group, include options to purchase up to 3,325,000 shares exercisable at $0.50 per share.

As part of the Reorganization, the officers and directors of the Company resigned, and the management of LifeSmart Nutrition, Inc. was appointed as the new management of the Company. Richard W. Hellyer, Darald Donnell and Darren
J. Lopez are the new directors of the Company. Richard W. Hellyer is the chairman of the board of directors and chief executive officer of the Company. Darald Donnell is the president of the Company. Darren J. Lopez is the executive vice president and secretary of the Company. Raymond J. Woolston is the chief financial officer of the Company. Melvin O. Warnecke is the vice president - research and development of the Company.

Item 2.  Acquisition or Disposition of Assets.
---------------------------------------------

On February 15, 2002, the Company, Merger Co., and LifeSmart Nutrition, Inc. consummated a business combination pursuant to which Merger Co. was merged into LifeSmart Nutrition, Inc., thereby making LifeSmart Nutrition, Inc. a wholly-owned subsidiary of the Company. The following occurred in connection with the Reorganization: (a) management of the Company resigned and management of LifeSmart Nutrition, Inc. was appointed as the new management of the Company; (b) the name of the Company was changed from Upland Energy Corporation to "LifeSmart Nutrition Technologies, Inc."; (c) shares of the Company's common stock underwent a one(1) for two (2) reverse split effective as of the commencement of business on February 19, 2002; (d) shares of LifeSmart Nutrition, Inc. common stock were converted to post-split shares of LifeSmart Nutrition Technologies, Inc. common stock on a seven-tenths of one (0.7) share of LifeSmart Nutrition Technologies, Inc. for one (1) share of LifeSmart Nutrition, Inc. basis; and (e) the Company's common stock symbol on the NASD's Electronic Bulletin Board System has been changed to "LSNU". After giving effect to the Company's one (1) for two (2) reverse stock split and the issuance of approximately 8,080,000 post-split shares of the Company's common stock in order to consummate the Reorganization, the Company now has approximately 12,448,000 shares of its common stock issued and outstanding.

The Company intends to concentrate its efforts on developing its nutraceutical business. The Company intends to spin off the small oil and gas operations that the Company operated through its G. S. & C., Inc. subsidiary to those persons who were shareholders of record of the Company and/or LifeSmart Nutrition, Inc. the day before the Reorganization was consummated.

The Company and LifeSmart Nutrition, Inc. were introduced to each other by Frank Gillen, who at the time was working as a consultant to the Company performing general business consulting and strategic planning. Mr. Gillen was initially approached by LifeSmart Nutrition, Inc. in connection with an offer to make an investment in LifeSmart Nutrition, Inc. Mr. Gillen did not make an investment in LifeSmart Nutrition, Inc. at that time, but introduced LifeSmart Nutrition, Inc. to the Company to discuss the possibility of entering into a merger. Neither the Company nor LifeSmart Nutrition, Inc. had any prior dealings, contracts or arrangements with the other party. The negotiations by LifeSmart Nutrition, Inc. were handled by Richard W. Hellyer and Darren J. Lopez. Negotiations by the Company to acquire LifeSmart Nutrition, Inc. were handled by Lee Jackson who then served as President of the Company and by Frank Gillen. Messrs. Hellyer, Lopez, Jackson and Gillen did not seek the advice of any other experts or advisors in the determination of the consideration agreed upon for the Reorganization. The eventual number of shares to be received by LifeSmart Nutrition, Inc. shareholders in the Reorganization came after extensive negotiations between the two parties. Given the present state of both companies at the time of the negotiations with neither company being profitable, much of the negotiations on consideration were based on non-empiracle data. Instead, the parties relied on their own business acumen to come to the terms of the deal and what each party thought would be fair to their shareholders given the respective financial conditions of the Company and LifeSmart Nutrition, Inc.

The negotiations took place over several months as both parties explored other business opportunities, none of which advanced beyond initial discussions. Eventually, the board of directors of the two companies decided that the acquisition of LifeSmart Nutrition, Inc. by the Company was in the best interests of both companies. Both sides recognized the risks involved in the Reorganization given that neither company was profitable and both companies needed additional funding. However, the board of directors of the Company felt the Reorganization was in the best interests of the Company and its shareholders, and the board of directors of LifeSmart Nutrition, Inc. felt the Reorganization greatly enhanced LifeSmart Nutrition, Inc.'s potential to raise the capital it immediately needed, and was in the best interests of LifeSmart Nutrition, Inc. and its shareholders.

Neither the Company's board of directors or management nor LifeSmart Nutrition, Inc.'s board of directors or management have received any benefits arising from their respective stock ownership as a result of the Reorganization that was not equally extended to all of the Company's and LifeSmart Nutrition, Inc.'s shareholders. No members of the Company's management prior to the Reorganization had a material ownership interest in LifeSmart Nutrition, Inc., and LifeSmart Nutrition, Inc. shareholders immediately prior to the Reorganization did not have a material ownership interest in the Company. Management employees of both the Company and LifeSmart Nutrition, Inc. have received options in the Company immediately prior to or immediately following the closing of the Reorganization. A total of approximately 7,825,490 shares were reserved for issuance under options and warrants, with LifeSmart Nutrition, Inc.'s management having the right to allocate approximately 3,325,000 of the options primarily to its executive officers and directors (including those already outstanding prior to closing), and the Company has the right to allocate approximately 1,100,000 options primarily to those persons who served as its executive officers, directors and consultants prior to Closing. The balance of the shares reserved for issuance under options and warrants is to cover the exchange of options and warrants already outstanding in the Company and/or LifeSmart Nutrition, Inc. that were not held by officers, directors or consultants of the two companies. All of the options are exercisable at $.50 per post-split share of the Company's common stock, and the option exercise periods vary from three (3) years to ten (10) years.

The assets present in LifeSmart Nutrition, Inc. at the time of the Reorganization included certain equipment, inventory and other assets. The assets of LifeSmart Nutrition, Inc. are intended to remain in LifeSmart Nutrition, Inc., and will be used in the nutraceutical business of LifeSmart Nutrition, Inc.

Item 7.   Financial Statements and Exhibits.
--------------------------------------------

(a)   Financial statements of businesses acquired

      The audited financial statements of Lifesmart Nutrition, Inc. for the years ended May 31, 2001 and 2000, and the unaudited financial statements for the three month periods ended August 31, 2001 and 2000 were previously included in the definitive Information Statement of Upland Energy Corporation on Form 14C filed December 27, 2001.

(b)   Pro forma financial information

      Pro forma condensed combined financial statements of Upland Energy Corporation (now known as LifeSmart Nutrition Technologies, Inc.) and LifeSmart Nutrition, Inc. have been attached hereto at the end of this report.

(c)  Exhibits

Exhibit No.  Exhibit Description
-----------  -------------------

2.1 Agreement and Plan of Reorganization dated March 19, 2001, by and among Upland Energy Corporation, Upland Merger, Co. and LifeSmart Nutrition, Inc.

2.2 Amendment to Agreement and Plan of Reorganization dated January 31, 2002, by and among Upland Energy Corporation, Upland Merger, Co. and LifeSmart Nutrition, Inc.

2.3          Waiver

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LIFESMART NUTRITION TECHNOLOGIES, INC.
                                   -------------------------------------
                                   (Registrant)


Date: April 30, 2002            By: /s/ Raymond J. Woolston
                                      ----------------------------------
                                      Raymond J. Woolston
                                      Chief Financial Officer

                          EXHIBIT INDEX


Exhibit                                     Page
No.      Exhibit Description                No.

2.1      Agreement and Plan of Reorgani-    Incorporated by
         zation dated March 19, 2001, by    Reference from the
         and among Upland Energy Corpora-   Company's Annual
         tion, Upland Merger, Co. and       Report on Form 10-KSB
         LifeSmart Nutrition, Inc.          For the year ended
                                            December 31, 2000 as
                                            filed April 16, 2001
                                            where it appears as
                                            Exhibit 2.01

2.2      Amendment to Agreement and Plan    Incorporated by
         of Reorganization dated January    Reference from the
         31, 2002, by and among Upland      Company's Current
         Energy Corporation, Upland         Report on Form 8-K as
         Merger, Co. and LifeSmart          filed January 31,
         Nutrition, Inc.                    2002 where it appears
                                            as Exhibit 99.01

2.3      Waiver                             Incorporated by
                                            Reference from the
                                            Company's Current
                                            Report on Form 8-K as
                                            filed January 31,
                                            2002 where it appears
                                            as Exhibit 99.02

                    UPLAND ENERGY CORPORATION
                  AND LIFESMART NUTRITION, INC.

         PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                           [Unaudited]




The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of Upland Energy Corporation (a Utah corporation) ("PARENT") as of December 31, 2001 and the balance sheet of Lifesmart Nutrition, Inc. (a Utah corporation) ("SUBSIDIARY") as of November 30, 2001, accounting for the transaction as a recapitalization of SUBSIDIARY with the issuance of shares for the net assets of PARENT (a reverse acquisition) and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was not completed as of November 30, 2001.

The following unaudited proforma condensed combined statement of operations combine the results of operations of PARENT for the twelve months ended June 30, 2001 and the results of operations of SUBSIDIARY for the year ended May 31, 2001 as if the transaction had occurred as of the beginning of the period.

The following unaudited proforma condensed combined statement of operations combine the results of operations of PARENT for the six months ended December 31, 2001 and the results of operations of SUBSIDIARY for the six months ended November 30, 2001 as if the transaction had occurred as of the beginning of the period.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of PARENT and SUBSIDIARY. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.


                    UPLAND ENERGY CORPORATION
                  AND LIFESMART NUTRITION, INC.

            PROFORMA CONDENSED COMBINED BALANCE SHEET

                        November 30, 2001
                              ASSETS
                           [Unaudited]

                                 Lifesmart     Upland
                                 Nutrition,    Energy
                                    Inc.     Corporation
                                November 30, December 31,   Proforma
                                    2001         2001       Increase        Proforma
                                [Subsidiary]   [Parent]    (Decrease)       Combined
                                ------------ ------------ --------------- ------------
ASSETS:
  Cash                          $         -  $     6,591  $[G]    (6,591) $         -
  Receivables                       832,321        7,263   [G]    (7,263)     832,321
  Inventory                         462,439            -               -      462,439
  Prepaid expenses                    2,513          918   [G]      (918)       2,513
  Property and Equipment, net        19,931          909   [G]      (909)      19,931
  Oil and Gas operations, net             -      100,000   [G]  (100,000)           -
  Intangible and other
    assets, net                      13,631            -               -       13,631
  Advances to subsidiary                  -      818,253   [F]  (818,253)           -
  Other                              11,403            -               -       11,403
  Net assets of discontinued
    operations held for sale              -            -   [G]   100,909      100,909
                                ------------ ------------ --------------- ------------
                                $ 1,342,238  $   933,934  $     (833,025) $ 1,443,147
                                ============ ============ =============== ============

          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES
  Bank overdraft                $     5,418  $         -  $            -  $     5,418
                                                           [B]    50,000
  Accounts payable and                                     [E]    30,000
  Accrued liabilities               932,453       37,136   [G]   (37,136)   1,012,453
  Line of credit                    684,942            -               -      684,942
  Net current liabilities of
   discontinued operations
   held for sale                          -            -   [G]    22,364       22,364
  Advances                          818,253            -   [F]  (818,253)           -
  Notes payable - related party     944,734            -               -      944,734
                                ------------ ------------ --------------- ------------
    Total Liabilities             3,385,800       37,136        (753,025)   2,669,911
                                ------------ ------------ --------------- ------------

STOCKHOLDERS' EQUITY (DEFICIT):
                                                           [C](4,744,480)
  Common stock                    4,744,480        4,370   [A]     8,079       12,449
                                                           [A]    (8,079)
                                                           [B]   (50,000)
  Capital in excess of                                     [C] 4,744,480
    par value                             -    3,479,801   [D](2,587,373)   5,578,829
  Less: Subscription receivable    (215,519)           -               -     (215,519)
                                                           [E]   (30,000)
  Retained deficit               (6,572,523)  (2,587,373)  [D] 2,587,373   (6,602,523)
                                ------------ ------------ --------------- ------------
    Total Stockholders'
     Equity (Deficit)            (2,043,562)     896,798         (80,000)  (1,226,764)
                                ------------ ------------ --------------- ------------

                                $ 1,342,238  $   933,934  $     (833,025) $ 1,443,147
                                ============ ============ =============== ============



 See Notes To Unaudited Proforma Condensed Financial Statements.


                    UPLAND ENERGY CORPORATION
                  AND LIFESMART NUTRITION, INC.

       PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                           [Unaudited]



                                 Lifesmart      Upland
                                 Nutrition,     Energy
                                    Inc.      Corporation
                                For the year For the Twelve
                                   Ended      Months Ended   Proforma
                                May 31, 2001 June 30,2001    Increase       Proforma
                                [Subsidiary]   [Parent]     (Decrease)      Combined
                                ------------ ------------ --------------- ------------
REVENUE                         $ 1,153,073  $   314,147  $[G]  (314,147) $ 1,153,073
                                ------------ ------------ --------------- ------------

EXPENSES:
  Cost of sales                   1,032,631      164,194   [G]  (164,194)   1,032,631
  Research and development            5,960            -               -        5,960
  Selling and marketing             502,221            -               -      502,221
  Depletion                               -       35,883   [G]   (35,883)           -
  General and administrative      1,654,122      155,057   [G]  (155,057)   1,654,122
  Loss on impairment                      -      242,565   [G]  (242,565)           -
                                ------------ ------------ --------------- ------------
    Total expenses                3,194,934      597,699        (597,699)   3,194,934
                                ------------ ------------ --------------- ------------

INCOME (LOSS) FROM OPERATIONS    (2,041,861)    (283,552)        283,552   (2,041,861)

OTHER INCOME (EXPENSE)              (65,160)      (5,894)  [E]   (60,000)    (131,054)
                                ------------ ------------ --------------- ------------
(LOSS) FROM OPERATIONS
  BEFORE PROVISION FOR TAXES     (2,107,021)    (289,446)        223,552   (2,172,915)

PROVISION FOR INCOME TAXES                -            -               -            -
                                ------------ ------------ --------------- ------------

LOSS FROM CONTINUING OPERATIONS  (2,107,021)    (289,446)        223,552   (2,172,915)
                                ------------ ------------ --------------- ------------
DISCONTINUED OPERATIONS:
  Loss from operations of
    Discontinued oil and gas
    Operations                            -            -   [G]  (283,552)    (283,552)

  Estimated Loss on Disposal
    of Oil and Gas Operations             -            -               -            -
                                ------------ ------------ --------------- ------------

LOSS FROM DISCONTINUED OPERATIONS         -            -        (283,552)    (283,552)
                                ------------ ------------ --------------- ------------

NET LOSS                        $(2,107,021) $  (289,446) $      (60,000) $(2,456,467)
                                ============ ============ =============== ============




  See Notes To Unaudited Proforma Condensed Financial Statements


                    UPLAND ENERGY CORPORATION
                  AND LIFESMART NUTRITION, INC.

       PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                           [Unaudited]

                                 Lifesmart      Upland
                                 Nutrition,     Energy
                                    Inc.     Corporation
                                For the year For the Twelve
                                   Ended      Months Ended   Proforma
                                May 31, 2001 June 30,2001    Increase       Proforma
                                [Subsidiary]   [Parent]     (Decrease)      Combined
                                ------------ ------------ --------------- ------------
LOSS PER COMMON SHARE:
  Continuing operations         $      (.20) $      (.05) $       N/A     $      (.21)
  Discontinued operations                 -            -          N/A            (.03)
  Disposal of operations                  -            -          N/A            (.00)
                                ------------ ------------ --------------- ------------
LOSS PER COMMON SHARES          $      (.20) $      (.05)         N/A     $      (.23)
                                ============ ============ =============== ============

WEIGHTED AVERAGE SHARES          10,598,684    5,390,925                   10,593,248
                                ============ ============                 ============













 See Notes To Unaudited Proforma Condensed Financial Statements.




                    UPLAND ENERGY CORPORATION
                  AND LIFESMART NUTRITION, INC.

       PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                           [Unaudited]

                                 Lifesmart     Upland
                                 Nutrition,    Energy
                                    Inc.     Corporation
                                For the Six  For the Six
                                Months Ended Months Ended
                                November 30,  December 31,  Proforma
                                    2001         2001       Increase       Proforma
                                [Subsidiary]   [Parent]    (Decrease)      Combined
                                ------------ ------------ --------------- ------------
REVENUE                         $ 1,492,383  $    82,322  $[G]   (82,322) $ 1,492,383
                                ------------ ------------ --------------- ------------
EXPENSES:
  Cost of sales                   1,048,623       74,063   [G]   (74,063)   1,048,623
  Research and development           15,720            -               -       15,720
  Selling and marketing             276,736            -               -      276,736
  Depletion and depreciation              -          526   [G]      (526)           -
  General and administrative        706,579      132,209   [G]  (132,209)     706,579
                                ------------ ------------ --------------- ------------

    Total expenses                2,047,658      206,798        (206,798)   2,047,658
                                ------------ ------------ --------------- ------------

INCOME (LOSS) FROM OPERATIONS      (555,275)    (124,476)        124,476     (555,275)

OTHER INCOME (EXPENSE)             (246,025)     (52,519)  [G]    52,519     (246,025)
                                                           [E]   (30,000)     (30,000)
                                ------------ ------------ --------------- ------------
(LOSS) FROM OPERATIONS BEFORE
  PROVISION FOR TAXES              (801,300)    (176,995)        146,995     (831,300)

PROVISION FOR INCOME TAXES                -            -               -            -
                                ------------ ------------ --------------- ------------

LOSS FROM CONTINUING OPERATIONS    (801,300)    (176,995)        146,995     (831,300)

DISCONTINUED OPERATIONS:
  Loss from operations of
   discontinued oil and gas
   operations                             -            -   [G]  (176,995)    (176,995)

  Estimated loss on disposal
   of oil and gas operations              -            -               -            -
                                ------------ ------------ --------------- ------------

LOSS FROM DISCONTINUED OPERATIONS         -            -        (176,995)    (176,995)
                                ------------ ------------ --------------- ------------
NET LOSS AVAILABLE TO
 COMMON SHAREHOLDERS            $  (801,300) $  (176,995) $      (30,000) $(1,008,295)
                                ============ ============ =============== ============



 See Notes To Unaudited Proforma Condensed Financial Statements.


                    UPLAND ENERGY CORPORATION
                  AND LIFESMART NUTRITION, INC.

       PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                           [Unaudited]

                                 Lifesmart     Upland
                                 Nutrition,    Energy
                                    Inc.     Corporation
                                For the Six  For the Six
                                Months Ended Months Ended
                                November 30,  December 31,  Proforma
                                    2001         2001       Increase       Proforma
                                [Subsidiary]   [Parent]    (Decrease)      Combined
                                ------------ ------------ --------------- ------------
LOSS PER COMMON SHARE:
  Continuing operations         $      (.10) $      (.05) $       N/A     $      (.07)
  Discontinued operations                 -            -          N/A            (.01)
                                ------------ ------------ --------------- ------------
LOSS PER COMMON SHARES          $      (.10) $      (.05)         N/A     $      (.08)
                                ============ ============ =============== ============

WEIGHTED AVERAGE SHARES           7,904,435    4,369,296                   12,288,584
                                ============ ============                 ============













 See Notes To Unaudited Proforma Condensed Financial Statements.


                    UPLAND ENERGY CORPORATION
                  AND LIFESMART NUTRITION, INC.

    NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                           [Unaudited]

NOTE 1 - UPLAND ENERGY CORPORATION

UPLAND ENERGY CORPORATION ["PARENT"], a Utah corporation, was incorporated on January 30, 1986. The PARENT has been engaged in oil and gas exploration and production. Parent is planning to spin-off its oil and gas operations.

NOTE 2 - LIFESMART NUTRITION, INC.

LIFESMART NUTRITION, Inc. ["SUBSIDIARY"], a Utah corporation, was incorporated on August 27, 1997. The Company manufactures and distributes nutritional and health food products.

NOTE 3 - PROFORMA ADJUSTMENTS

On March 19, 2001, PARENT entered in an agreement and plan of reorganization wherein PARENT would acquire 100% of SUBSIDIARY through the issuance of an estimated 7,897,785 shares (post-split) of restricted common stock in a transaction wherein SUBSIDIARY will become a wholly-owned subsidiary of PARENT. Final consummation of the proposed acquisition was completed in February 2002. The actual number of post-split common shares issued was 8,079,439.

Upon completion of the acquisition agreement between PARENT AND SUBSIDIARY, the surviving entity shall prepare and file a registration statement to spin-off GS&C Corporation, a subsidiary of PARENT. Prior to the spin-off of GS&C, the surviving entity shall transfer the former operations of the PARENT to GS&C. The former operations includes all assets and liabilities of PARENT prior to completion of the acquisition. If the surviving entity is unable to spin-off GS&C within twelve months following the completion of the acquisition, an officer of PARENT and an entity related to a shareholder of the PARENT, shall jointly have the right or option to purchase GS&C, including the oil and gas properties and equipment, for a purchase price of $100,000.

In connection with the acquisition, PARENT effected a 1-for-2 reverse split of its common stock, thus reducing its shares outstanding just prior to the acquisition. At December 31, 2001, Parent had 4,369,296 post-split shares outstanding, which included 1,836,500 post-split shares issued at $.50 per share net of deferred stock offering costs of approximately $103,890 under a limited stock offering. As of December 31, 2001, the PARENT had advanced $818,253 to the SUBSIDIARY. After the acquisition, stock split and limited offering, there will be approximately 12,448,751 shares of common stock outstanding.

                    UPLAND ENERGY CORPORATION
                  AND LIFESMART NUTRITION, INC.

    NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                           [Unaudited]

NOTE 3 - PROFORMA ADJUSTMENTS [Continued]

Proforma adjustments on the attached financial statements include the following:

[A] To record the acquisition of Subsidiary by Parent through the issuance of 8,079,439 shares of common stock. The ownership interests of the former owners of Subsidiary in the combined enterprise is greater than that of the ongoing shareholders of Parent and, accordingly, the management of Subsidiary will assume operating control of the combined enterprise. Consequently, the acquisition is accounted for as the recapitalization of Subsidiary, wherein Subsidiary purchased the assets of Parent and accounted for the transaction as a "Reverse Purchase" for accounting purposes.

[B] The estimated costs incurred in completing the reorganization have been treated as stock issuance costs by Parent and, therefore, as a reduction of additional paid-in capital. These estimated costs ($50,000) consist primarily of legal and accounting fees.

[C] To eliminate the common stock of the Subsidiary for consolidation.

[D] To eliminate the accumulated deficit of Parent at the date of acquisition to reflect the purchase by Subsidiary for accounting purposes.

[E] To record interest expense at 12 percent per annum on $500,000 as though the notes payable used to effect the acquisition were outstanding for the entire six or twelve month period.

[F] To eliminate the advances from PARENT to SUBSIDIARY at November 30, 2001.

[G] To reclassify the assets, liabilities, and operations of PARENT as discontinued operations.

NOTE 4 - PROFORMA (LOSS) PER SHARE

The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented. The computations also reflect the 1-for-2 reverse stock split completed in February 2002.

The estimated average shares outstanding used in the computation for the twelve months ended May 31, 2001, and June 30, 2001, are 10,598,684 for Lifesmart Nutrition, Inc., 5,390,925 for Upland Energy Corporation, and 10,593,248 shares for the Proforma combined.

The estimated average shares outstanding used in the computation for the six months ended November 30, 2001, and December 31, 2001, are 7,904,435 for Lifesmart Nutrition, Inc., 4,369,296 for Upland Energy Corporation, and 12,288,584 shares for the Proforma combined.

Dilutive earnings per share was not presented, as its effect was anti-dilutive for the periods presented.

                    UPLAND ENERGY CORPORATION
                  AND LIFESMART NUTRITION, INC.

    NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                           [Unaudited]

NOTE 5 - STOCKHOLDERS' EQUITY (DEFICIT)

The Company has an existing employee stock option plan and expects to offer stock options to management and employees of the combining entities in the future. Although, management has no plans at this time as to the number of options that might be issued, any such options would be exercisable at or above the fair market value of the stock at the time of issuance and would be accounted for in accordance with APB 25 and SFAS 123.

The acquisition transaction is based on the book value of net tangible assets, rather than the quoted market price of outstanding shares, due to the minimal trading activity of the Company's shares.

The following schedule is a reconciliation of the Proforma total stockholders' equity (deficit) of Lifesmart Nutrition, Inc. after the merger:

         Stockholders Equity (Deficit) of
           Lifemart Nutrition, Inc. before the merger       $   (2,043,562)
         Add: Net tangible assets (Upland Energy Corp)             896,798
         Less: Estimated Costs of Acquisition                      (50,000)
         Less: Estimated Interest on Debt                          (30,000)
                                                            ---------------
         Total Stockholders' Deficit after the transaction  $   (1,226,764)
                                                            ===============


The following schedule is a reconciliation of the Proforma net income (loss) of Upland Energy Corporation for the twelve months ended June 30, 2001:

         Net Loss for the twelve months ended 12/31/2000    $      (42,018)
         Add: Net loss for the six months ended 6/30/2001         (271,714)
         Less: Net loss for the six months ended 6/30/2000         (24,286)
                                                            ---------------
   Proforma Net Loss for the twelve months ended 6/30/2001  $     (289,446)
                                                            ===============


The following schedule is a reconciliation of the Proforma net income (loss) of Upland Energy Corporation for the six months ended December 31, 2001:

        Net (loss) for the twelve months ended 12/31/2001   $     (448,709)
        Less: Net (loss) for the six months ended 6/30/2001       (271,714)
                                                            ---------------
   Proforma Net Loss for the six months ended 12/31/2001    $     (176,995)
                                                            ===============

                    UPLAND ENERGY COPROPATION
                    LIFESMART NUTRITION, INC.

    NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                           [Unaudited]

NOTE 6 - SUBSEQUENT EVENTS

As part of the acquisition, Upland plans to prepare and file a registration statement to spin-off or transfer its ownership in GS&C. The shareholders of Upland prior to acquisition, shall receive one share of GS&C for every ten shares held in Upland. Lifesmart shareholders will receive one share of GS&C for every one hundred shares held in Lifesmart. The oil and gas production properties, equipment, and all rights related to the oil and gas production, shall be transferred from Upland to GS&C. If Upland is unable to complete this spin-off within twelve months of closing, Lee Jackson and Maven Properties, LLC. shall jointly have the right or option, for a period of sixty days from the end of the twelve-month period, to buy GS&C along with its oil and gas assets for $100,000.